                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) AUGUST 2, 2004


                                LIGHTBRIDGE, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


        DELAWARE                   000-21319                     04-3065140
(STATE OR OTHER JURISDIC-         (COMMISSION                 (IRS EMPLOYER
TION OF INCORPORATION)            FILE NUMBER)              IDENTIFICATION NO.)


               30 CORPORATE DRIVE, BURLINGTON, MASSACHUSETTS 01803 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)


        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (781) 359-4000


                                 NOT APPLICABLE
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)







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ITEM 5. OTHER EVENTS.

       On August 2, 2004, Lightbridge, Inc., a Delaware corporation ("Lightbridge" or the "Company"), announced the resignation of Pamela D.A. Reeve as President and Chief Executive Officer and a member of the Company's Board of Directors, effective immediately. The Company named Robert Donahue, a Director of the Company, as interim President and Chief Executive Officer.

(c) EXHIBITS.

99.1 Press Release dated August 2, 2004, entitled "Pamela D. A. Reeve Resigns as President and CEO of Lightbridge - Company names Robert Donahue as interim President and CEO"

                                   ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        LIGHTBRIDGE, INC.


                                        By: /s/ Timothy C. O'Brien
                                            -----------------------------------
                                            Timothy C. O'Brien
                                            Vice President, Finance and
                                            Administration, Chief Financial
                                            Officer and Treasurer

August 3, 2004